Registration No. 33-20478
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 11

                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 14
                        (Check appropriate box or boxes)
                              --------------------
                              YAMAICHI FUNDS, INC.
               (Exact name of registrant as specified in charter)

                Two World Trade Center, New York, New York 10048
                    (Address of Principal Executive Offices)

       (Registrant's Telephone Number, Including Area Code (212) 466-6805)

                                 Edward S. Burke
                        Yamaichi Capital Management, Inc.
                Two World Trade Center, New York, New York 10048
                     (Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box) /x/ Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or / / 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph  (a)(i)
/ / on (date) pursuant to paragraph (a)(i)

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))
N-1A Item No.                               Location in Prospectus(es)

Part A

  Item 1.    Cover Page                             Cover Page

  Item 2.    Synopsis and Fee Table                 Expense Information

  Item 3.    Condensed Financial Information        Financial Highlights

  Item 4.    General Description of Registrant      Cover Page; Investment
                                                    Objective and Policies;
                                                    Management of the Fund;
                                                    General Information

  Item 5.    Management of the Fund                 Management of the Fund;
                                                    General Information

  Item 5A.   Management's Discussion                Management's Discussion
                                                    of Fund Performance

  Item 6.    Capital Stock and Other Securities     Dividends, Distributions
                                                    and Taxes; Description of
                                                    Common Stock

  Item 7.    Purchase of Securities Being Offered   Purchase of Shares

  Item 8.    Redemption or Repurchase               Redemption of Shares

  Item 9.    Pending Legal Proceedings              Not Applicable

PART B       Location in Statement of
             Additional Information

  Item 10.   Cover Page                             Cover Page

  Item 11.   Table of Contents                      Table of Contents

  Item 12.   General Information and History        Not Applicable

  Item 13.   Investment Objectives and Policies     Investment Objectives
             Restrictions                           and Policies;Investment

  Item 14.   Management of the Fund                 Investment Manager;
                                                    Directors and Officers

  Item 15.   Control Persons and                    Control Persons and
             Principal Holders                      Principal Holders
             of Securities                          of Securities

  Item 16.   Investment Advisory and Other Services Investment Manager

  Item 17.   Brokerage Allocation                   Portfolio Transactions
                                                    and Brokerage

  Item 18.   Capital Stock and Other Securities     Control Persons and
                                                    Principal Holders
                                                    of Securities

  Item 19.   Purchase, Redemption and Pricing of    Distributor
             Securities Being Offered

  Item 20.   Tax Status                             Taxes

  Item 21.   Underwriters                           Distributor

  Item 22.   Calculation of Performance Data        Performance Information

  Item 23.   Financial Statements                   Financial Statements

Part C
         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                              Yamaichi Global Fund
                             Two World Trade Center
                            New York, New York 10048
                  For Account Information Call: 1-800-327-6143

         Yamaichi Global Fund (the "Fund"), a portfolio of Yamaichi Funds, Inc. (the "Company"), seeks to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and in the United States. See "Investment Objective and Policies". The Company is an open-end diversified management investment company or "mutual fund", which offers investors the opportunity to invest in different portfolios with different investment objectives and policies.

         Yamaichi Capital Management, Inc. (the "Investment Manager") acts as investment manager of the Fund. The Fund is sold at its net asset value plus a maximum sales charge of 4.75% (4.99% of the net amount invested). The Investment Manager receives a management fee from the Fund of 1% of average daily net assets on an annual basis.

     This Prospectus concisely sets forth information a prospective investor should know about the Fund before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address or by contacting the Distributor. The "Statement of Additional Information" is dated December 3, 1997, and is incorporated by reference into this Prospectus in its entirety.

Investors are advised to read this Prospectus and retain it for future reference

 -------------------------------------------------------------------------------

                        YAMAICHI CAPITAL MANAGEMENT, INC.
                               Investment Manager
                     YAMAICHI INTERNATIONAL (AMERICA), INC.
                                   Distributor

 -------------------------------------------------------------------------------

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                        ADEQUACY OF THIS PROSPECTUS. ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                        Prospectus dated December 3, 1997

Expense Information


Shareholder Transaction Expenses:
Maximum Sales Load Imposed on Purchase (as a percentage of offering price) 4.75%

Annual Fund Operating Expenses (as a percentage of average net assets):
Management Fees.....................................................1.00%
Other Expenses:
Shareholder Servicing Agent & Custodian.............................0.90%
Registration and Filing Fees........................................0.00%
Printing & Professional Services and Miscellaneous..................0.47%
                                                                    -----
Total Fund Operating Expenses (annualized as a percentage
                    of average net assets):                         2.37%
                                                                    =====

Example
You would pay the following expenses          1 year  3 years  5 years 10 years
on a $1,000 investment, assuming
(i) 5% annual return and (ii) redemption
at the end of each of each time period...........$71.....$119.....$172.....$273



     The purpose of this table is to assist the investor in understanding the various costs and expenses of an investment in the Fund. This example is based on a management fee of 1% average net assets and an estimate of other expenses based on the actual expenses paid by the Fund in 1995 adjusted for the Fund's current level of assets. The actual expenses of the Fund may be greater or less than those shown. Reference is made to "Purchase of Shares" and "Management of the Fund" for a description of the items in the table entitled "Maximum Sales Load" and "Management Fees".


Financial Highlights

     The following table provides per-share information derived from the Fund's financial statements relating to income from investment operations, distributions, total return and other supplemental information. The information contained in the table, with the exception of the six month period ended June 30, 1997, has been audited by Coopers & Lybrand, the Fund's independent accountants, whose report thereon appears in the Statement of Additional Information, along with the Fund's Financial Statements and related notes.



                                             Period   Year     Year      Year     Year    Year     Year     Year     Year    Period
                                             Ended    Ended    Ended     Ended    Ended   Ended    Ended    Ended    Ended    Ended
                                          (unaudited)
                                            6/30/97 12/31/96 12/31/95 12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88
Per Share Operating Performance:
Net asset value, beginning of period..........$8.97    $9.32    $8.37    $9.33    $7.35   $7.93    $7.53    $9.95    $9.76    $9.95
                                              -----    -----    -----    -----    -----   ------   ------   ------   ------   -----
Net investment income (loss)..................(0.06)   (0.01)   (0.01)   (0.05)    0.04    0.06     0.04     0.08#    0.11     0.10
Net realized gain (loss) on investments
        and foreign currency.................. 1.66     0.92     1.51    (0.56)    2.42   (0.24)    1.00    (2.01)    1.33    (0.21)
                                              ------   ------   ------   ------   -----  -------    ----    ------    ----    ------
Total from investment operations.............. 1.61     0.91     1.50    (0.61)    2.46   (0.18)    1.04    (1.93)    1.44    (0.11)

Distributions to shareholders from:
  Capital.....................................------   (1.26)   ------   ------   ------  (0.34)   (0.60)   (0.32)   ------   ------
  Net Investment Income.......................------   ------   ------   ------   (0.04)  (0.06)   (0.04)   (0.17)   ------   (0.08)
  Funds in excess of Net Investment Income....------   ------   ------   ------   (0.02)  ------   ------   ------   ------   ------
  Net realized gain on investments............------   ------   (0.55)   (0.35)   (0.42)  ------   ------   -----    (1.25)   ------

Net asset value:
End of Period.................................$10.58   $8.97    $9.32    $8.37    $9.33   $7.35    $7.93    $7.53    $9.95    $9.76

                                              --------------------------------------------------------------------------------------
Total Return@.................................17.39%   10.54%   17.99%   (6.52%)  33.62%  (2.28%)  14.22%  (19.39%)  15.45%  (1.11%)
                                              --------------------------------------------------------------------------------------
Ratio of management fee to average net assets. 1.00% .  1.00% .  1.00%    1.00%   1.00%   1.00%    1.00%    1.00%    1.00%   1.00%*
Ratio of expenses to average net
   assets before reduction....................  -- % .   -- % .   -- %    2.10%    --      --       --       --       --      --
Ratio of expenses to average net assets....... 2.25% .  2.37% .  1.93%    2.04%   1.75%   1.78%    1.94%    1.58%    1.73%   1.92%*
Ratio of net investment income to
   average net assets.........................(0.84%). (0.13%). (0.14%)  (0.37%)  0.35%   0.77%    0.48%    0.98%    0.64%    1.86%
Portfolio turnover rate.......................39.16% . 65.07% . 73.99%   70.13%  75.50%  58.20%   47.40%   99.20%  136.00%   68.70%
Shares outstanding at end
   of period (000 omitted).................... 1,307 .  1,483 .  2,164    2,249   3,608   6,975    7,397    8,696    5,535    10,630
Average Commission Rate Paid Per Share        .001750  .001608


*Annualized
@Represents the aggregate total return for the period indicated and does not reflect any applicable sales charges.
 See accompanying notes
#Based on average shares outstanding during this period

                      INVESTMENT OBJECTIVE AND POLICIES

     The objective of the Yamaichi Global Fund (the "Fund") is to obtain long term growth of capital primarily through investment in equity securities of companies in foreign countries and in the United States. Any income achieved is incidental to the Fund's objective of long-term growth of capital. There can be no assurance that the Fund will be able to achieve its investment objective.

     The Fund will seek to achieve its objective through investments in a diversified portfolio of securities which will consist primarily of equity securities for which there are market quotations readily available. For purposes of this Prospectus, "equity securities" include all types of common stock, debt instruments and preferred stock convertible into common stock, warrants and units of various types of securities including warrants. In addition, the Fund may invest in long-term debt securities. Investments in debt securities (other than short-term debt securities) will generally be made only when the Investment Manager determines that the potential for long-term capital appreciation on debt securities equals or exceeds the return on equity securities. In circumstances where the Investment Manager believes that equity markets generally are overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all its portfolio in such securities.

     To the extent the Fund invests in debt securities for capital growth, the Fund will purchase investment grade debt with maturities of more than one year. The debt securities in which the Fund may invest will be rated "Baa" or better by Moody's Investor Service, Inc. ("Moody's") or "BBB" or better by Standard and Poor's Corporation ("S&P"), or will be obligations of comparable quality as determined by the Investment Manager. Debt securities of non-United States companies and foreign governments are not generally rated by Moody's or S&P.

     In circumstances when the Investment Manager believes that equity markets are generally overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all of its portfolio in: short-term debt securities of United States and foreign governments and their agencies, instrumentalities or municipalities; corporate obligations of United States and foreign issuers; or money market instruments denominated in United States dollars and/or foreign currency. The value of debt securities in which the Fund may invest generally varies inversely with changes in prevailing interest rates.

Global Equities Market



     Although the Fund is not required to maintain any particular geographic or currency mix of its investments, it presently expects to invest in equity securities of companies whose common stock is traded on foreign and United States securities markets. The total value of equity securities of companies whose common stock is traded on the securities markets of various countries reflects the relative size of the investment opportunities in those countries. The Fund will normally invest the majority of its assets in equity securities whose principal trading markets are in those nations which make up the top twenty equity markets in terms of stock market capitalization, although securities trading on less developed markets may present favorable opportunities which the Fund may take advantage of. It is expected that the Fund will have significant investments in Japan and the United States which are the two largest equity markets.

Investments in equity securities of companies trading on the markets of other countries will be made depending upon their relative attractiveness. Under normal circumstances, investments will be made in no less than three separate markets. The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time according to the judgment of the Investment Manager.


     It is expected that the majority of the Fund's investments will be equity securities of companies whose common stocks are traded in markets located in the major industrialized countries. However, the Fund may invest up to 20% of its assets in "emerging markets", some or all of which may be located in underdeveloped countries. The Fund may also invest in sponsored and unsponsored American Depository Receipts ("ADR's"), European Depository Receipts ("EDR's") or other securities representing an underlying interest in, or which are convertible into, securities of foreign companies. Generally, ADRs, (in registered form) are designed for use in the United States securities markets and EDRs (in bearer form) are designed for use in the European securities markets. ADRs, EDRs and other similar securities may not necessarily be denominated in the same currency as the securities into which they may be exchanged. There may be less financial and other information available in the U.S. for unsponsored ADR issues as opposed to sponsored ADR issues.

Other Investment Policies

     The Fund may on occasion enter into repurchase agreements. Repurchase agreements involve the sale of securities to the Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specific time, usually less than one week, but on occasion for a longer period. These repurchase agreements are considered to be loans by the Fund which are collateralized by the underlying securities. The Fund requires continual maintenance of collateral (in cash or U.S. Government securities) held by the Fund's Custodian in an amount equal to or in excess of the market value of the securities which are the subject of the agreement. The Fund may not invest more than 10% of its total assets in repurchase agreements and may not invest more than 5% of its total assets in illiquid securities other than repurchase agreements. It is not anticipated that the Fund will enter into a material number of repurchase agreements.

     In addition, the Fund may from time to time lend securities from its portfolio to brokers, dealers or financial institutions such as banks and trust companies. In so doing, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the loaned securities, and collateral. Loans of portfolio securities must be collateralized in an amount equal to or in excess of the market value of the securities loaned, and, as a matter of fundamental policy, the Fund may not lend more than 10% of the value of its total assets. The Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. Although the Fund does not have the right to vote securities on loan, it may terminate the loan and regain the right to vote if that is considered important to the Fund's investment in the securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund maintains procedures for evaluating and monitoring the creditworthiness of firms with which it enters into repurchase agreements and engages in securities lending transactions. However, in the event of a bankruptcy or other default of a seller of a repurchase agreement or a borrower of securities, there may be delays and expenses in liquidating the securities, a decline in their value and a loss of interest.

         The Fund also invests to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

         The Fund's investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, when used in this Prospectus, means the lesser of (i) 67% of the shares presented by proxy or (ii) more than 50% of the outstanding shares.

         The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. Increased turnover will have the effect of increasing the Fund's brokerage and custodial expenses.

Management Discussion of Fund Performance



     The Fund rose 10.54% for 1996. This compares to a gain of 13.51% for the MSCI World Index (with net dividends) and an increase of 16.72% for the average global equity fund as compiled by Lipper Analytical Services. The Fund under performed the Index by 297 basis points for the year. The main reasons for the difference in returns be tween the Fund and the benchmark were: stock selection in the U.S. (particularly small cap and technology stocks), and country allocation for Thailand, which is not a component of the MSCI World Index. This was partly offset by favorable country allocation for the United Kingdom.

         Set  forth   below  is  a  graphical   representation   of  the  Fund's
performance versus the MSCI World Index:

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                           MSCI                      YGF
12/88                      10,743.58                 9,395.33
89                         12,527.92                 10,846.53
90                         10,395.95                 8,743.34
91                         12,296.77                 9986.25
92                         11,654.12                 9,758.89
93                         14,276.57                 13,040.10
94                         15,001.31                 12,205.03
95                         18,109.63                 14,306.66
96                         20,550.47                 15,815.63


   Note: Past performance is not necessarily indicative of future performance.

Special Considerations and Risks

     Investing in securities of foreign companies and countries, in particular those considered "emerging markets", involves certain considerations and risks which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to companies in the United States. There may also be less governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by the U.S. Government or by domestic companies, and additional costs will be incurred by the Fund to convert foreign currencies into U.S. dollars. In addition, there may be the possibility of expropriations, confiscatory taxation, nationalization, currency blockage, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about foreign companies and governments than is available in reports and ratings published about U.S. companies. Most foreign securities markets have substantially less volume than the New York Stock Exchange and securities of most foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Foreign Currency Transactions

     A portfolio of foreign securities may be favorably or unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

     With respect to settlement transactions, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction, including locking-in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by the Fund. In so doing, the Fund will attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date a security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which payment is made or received.

     Additionally, from time to time when the Fund believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into forward contracts described in the previous sentence if, as a result, it would have more than 15% of the value of its total assets committed to the consummation of such contracts. In addition, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

     The precise matching of a forward foreign currency contract or a put or call option on a foreign currency with a particular portfolio security will generally not be possible since the value of the Fund's portfolio securities in foreign currencies will change between the date on which the contract or option is entered into and the date on which it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Accordingly, if a decision is made to sell a security denominated in a foreign currency and terminate a corresponding forward contract, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expenses of such purchase) if the proceeds realized from the sale of such security are less than the amount of foreign currency that the Fund is obligated to deliver.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Board of Directors of Yamaichi Funds, Inc. (the "Company"), in addition to reviewing the actions of the Fund's Investment Manager and Distributor, as set forth below, decides matters of general policy. The Company's Officers conduct and supervise the daily business operations of the Fund. A listing of the Company's Directors and Officers is set forth in the Statement of Additional Information.

Investment Manager and Distributor



     Yamaichi Capital Management, Inc., the investment manager of the Fund ("YCM" or the "Investment Manager"), was organized as a New York corporation on March 3, 1981. YCM is a wholly-owned subsidiary of Yamaichi International
Capital Management Company, Limited ("YICM"), Japan's oldest investment management company, which managed aggregate assets in excess of approximately $19.5 billion as of March 31, 1997. YICM is indirectly owned and controlled by Yamaichi Securities Company, Limited which announced on November 21, 1997 that it would cease operations. In connection with this announcement the Japanese Ministry of Finance has announced that the business of YICM is separate and distinct from that of Yamaichi Securities. Additionally, it is the intention of YICM to continue in business notwithstanding the announcement by Yamaichi Securities that it will cease operations. In addition to serving as investment manager to the Fund, the Investment Manager currently manages in excess of $700 million for other institutional clients.

     Yamaichi Securities Company, Limited, ("Yamaichi Securities"), founded in 1897, was, until it announced on November 21, 1997 that it would cease operations, one of the largest securities companies in Japan and carried on a fully integrated securities business through domestic and overseas offices and subsidiaries. At fiscal year end March 31, 1997, the equity capital of Yamaichi Securities was the equivalent of approximately $3.6 billion.

     An indirect subsidiary of Yamaichi Securities, Yamaichi Investment Trust Management Company, is solely engaged in the investment management of mutual funds in Japan and manages funds with total assets equivalent to approximately $36.2 billion as of March 31, 1997.


     Yamaichi Research Institute of Securities and Economics, Inc., an indirect subsidiary of Yamaichi Securities, is engaged in economic, capital markets and securities investment research and provides such regular information services to the Investment Manager.

     The Fund's Distributor, Yamaichi International (America), Inc., is a wholly-owned subsidiary of Yamaichi Securities. It is a registered securities broker-dealer which commenced operations in the United States in 1953. In view of the fact that Yamaichi Securities has announced that it would cease operations and close its overseas subsidiaries, the Fund's Board of Directors will be taking action to appoint a new distributor for the Fund.


     Pursuant to a Management Agreement, the Investment Manager, subject to the supervision of the Company's Board of Directors in conformity with the stated policies of the Fund, manages the investment operations and portfolio composition of the Fund, including the purchase, retention, disposition and loan of securities. The Investment Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with ordinary clerical and bookkeeping services. The Investment Manager receives from the Fund an annual fee of 1% of the Fund's average daily net assets. For the fiscal period ended December 31, 1996, the Management Fee paid by the Fund was equivalent on an annualized basis to 1% of its daily net assets. While this fee is higher than that paid by most other investment companies, it is not higher than that paid by many funds with similar objectives and policies. The annualized ratio of expenses to average net assets for the period ended December 31, 1996 was 2.37%.


Portfolio Management

     Edward S. Burke is a Senior Vice President of the Investment Manager and is primarily responsible for the management of the Fund's portfolio. Mr. Burke has been employed by the Investment Manager since 1989.

Investment Restrictions

     The Fund is subject to certain other investment restrictions, which, like the Fund's investment objective, may not be changed without the vote of a majority of the Fund's outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

         Most of the Fund's purchases and sales of securities, whether transacted on securities exchanges or over-the-counter, will be effected on the primary trading markets for those securities. The primary trading market for a given security is generally located in the country in which the issuer has established its principal office.

         Portfolio securities transactions on behalf of the Fund are placed by the Investment Manager with a number of brokers and dealers, including the Distributor and other affiliates. The Fund may use the Distributor or another affiliated broker in connection with a purchase or sale of securities when the Investment Manager reasonably believes that the broker will provide the best or equal execution compared with non-affiliated brokers and that the affiliated broker's charge for the transaction does not exceed the usual and customary levels charged to comparable, unaffiliated customers in similar transactions.


                               PURCHASE OF SHARES

         The Fund's shares may be purchased through the Distributor or any dealer which has a sales agreement with the Distributor (an "Authorized Dealer"). There are two ways to make an initial investment: complete the application included with this Prospectus and either (a) mail it with payment to Shareholder Services, Inc. ("SSI"), the Transfer Agent, at P.O. Box 300, Denver, Colorado 80201, or (b) order shares through an Authorized Dealer.

         The minimum initial investment is $1,000. Subsequent purchases must be in the amount of $250 or more and may be made through Authorized Dealers or by forwarding payment to the Transfer Agent (with the names of all account owners, the account number and the name of the Fund). Please send your payment with the payment stub attached to your account statement, and use the envelope provided with the statement. The minimum investment requirement may be waived for investments made through Individual Retirement Accounts.

         Shares are sold at their offering price, which is net asset value (as next determined at the close of the New York Stock Exchange, currently at 4:00 p.m., New York time, after receipt of an order in good form) plus the applicable sales charge. All purchase orders received by the distributor by telephone or wire from Authorized Dealers after the price is determined that day will receive such offering price only if the orders were received by the Authorized Dealers from customers prior to such determination and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m., New York time). Investments by mail receive the offering price next determined after receipt of the purchase order by the Transfer Agent. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for the purchase of Fund shares. The sale of shares may be suspended by the Company's Board of Directors during any period when the determination of net asset value is suspended and whenever it judges it in the Fund's best interest to do so.

         The following table shows the amount of the regular sales charge to a single purchaser:

                                                         Sales Charge as % of
                                       Public Offering     Net Amount
Amount of Purchase:                           Price           Invested

Less than $50,000.............................4.75%             4.99%
$50,000 but less than $100,000................4.00%             4.17%
$100,000 but less than $250,000...............3.00%             3.09%
$250,000 but less than $500,000...............2.00%             2.04%
$500,000 but less than $1,000,000.............1.00%             1.01%
$1,000,000 or more............................0.50%             0.50%


         Share certificates are not issued except on written request. There is no charge for the issuance of share certificates. From time to time, the Distributor may, at its discretion, increase the concession paid to Authorized Dealers to the full amount of sales charge for certain specific periods of time.

Reduced Sales Charges

         Investors may benefit from a reduction of the sales charges shown in the previous table through several purchase plans which are briefly described below. Further information about these plans is available from the Distributor or an Authorized Dealer.

         Right of Accumulation. With this option, current shareholders are eligible for a reduced sales charge based on the total current net asset value of their currently owned shares, plus the new investment. In addition, investors living within the same household may "link" their accounts to qualify for a reduced sales charge.

         Letter of Intent. Investors who, by executing a Letter of Intent, establish a total investment goal in Fund shares of $50,000 or more to be made over a 13-month period may purchase shares during this period at the reduced sales charge applicable to the goal amount. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied toward fulfilling the goal of the Letter of Intent. All Fund shares with the same registration which are purchased during the 13-month period, and still owned, will be included at the purchaser's cost in determining the applicable sales charge.

         There is no sales charge on lump-sum purchases by tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code (the "Code"), or by trusts, pensions or other employee benefit plans qualified under
Section 401 of the Code.

         Sales may be made at net asset value to Directors, Officers and employees of the Company and to, the employees of Authorized Dealers.

         For  further   information  on  reduced  sales  charges,   contact  the
Distributor or an Authorized Dealer. Reduced sales charge provisions may be modified or terminated at any time upon notice to shareholders.

Automatic Investment Plan

         Investors who wish to make regular additional monthly investments in the Fund may establish an Automatic Investment Plan. Under this plan, on or about the 10th day of each month, the Fund will draft the investor's bank account in an amount specified by the investor which may not be less than $100 and have the proceeds invested in Fund shares at the applicable offering price determined on the date of the draft. To use this plan, you must authorize the plan on your application form and submit additional documents to the Transfer Agent or an Authorized Dealer. For further information, contact the Distributor or an Authorized Dealer.


                               DISTRIBUTION EXPENSES

         In addition to the sales charge deducted at the time of purchase, the Distribution Plan, adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, permits the Distributor and the Investment Manager to use their own assets, which may include fees received from the Fund, to finance the distribution activities contemplated under the Plan. Payments which may be made can include, but are not limited to, the payment of compensation to broker-dealers, including the Distributor, for distributing shares (in addition to the initial sales charge), expenses, other than compensation of the Distributor's or Investment Manager's own employees, incurred in connection with advertising, and the preparation and distribution of sales literature and prospectuses to prospective investors, implementing and operating the Distribution Plan, and performing other promotional activities on behalf of the Fund. No payments to the Investment Manager or the Distributor are to be made by the Fund under the Plan separate from the management fee paid by the Fund pursuant to the Management Agreement.

         The Board of Directors has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is subject to annual review and approval by the Board of Directors, which will consider its continued appropriateness and the level of compensation provided therein.

                              REDEMPTION OF SHARES

Redemption By Mail

         Shareholders may have their shares redeemed at any time at the net asset value per share next determined after a written request in proper form is received by the Fund's Transfer Agent. To have Fund shares redeemed by mail, a shareholder must send a written request for redemption to:

                  Yamaichi International (America), Inc.
                  Two World Trade Center, Suite 9650
                  New York, New York 10048
                  Att: Yamaichi Global Fund

         The redemption request must include your shareholder account number, specify the dollar or share amount you wish to redeem and be signed by you and any other persons registered as shareholders on the account, exactly as the account is registered. If you wish to redeem shares with a value of $5,000 or more, your signature(s) must be guaranteed by a trust company or commercial bank, or a member firm of the New York, American, Boston, Midwest or Pacific Stock Exchange. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension or profit-sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

         Payment for shares presented for redemption will be based on the Fund's net asset value next computed after a request is received in proper form by the Transfer Agent. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended in unusual circumstances. The Fund shall not postpone payment or suspend redemption of any share for more than seven days after tender of such share to the Fund, except for any period during which (1) the New York Stock Exchange is closed, other than during the weekend and customary holidays, (2) trading on the New York Stock Exchange is restricted,
(3) an emergency exists and as a result of which (a) disposal by the Fund of shares owned by it is not reasonably practical or (b) it is not practical for the Fund to determine fairly the value of its net assets, or (4) the Securities and Exchange Commission by order permits such postponement or redemption for the protection of the Fund's shareholders. Payment of proceeds may also be delayed if the shares to be redeemed were purchased by check and that check has not cleared (which could be up to 15 days or more). Payment will be mailed after the purchase check has cleared.

Repurchase

         The Distributor is the Fund's agent to repurchase its shares from Authorized Dealers at net asset value. The repurchase price will be the net asset value next computed after the receipt of an order placed by such Authorized Dealer, except that orders received after 4:00 p.m, New York time, on a day the New York Stock Exchange is open will receive that day's net asset value if such order was made within seven days after proper presentation of the required documents, with signatures guaranteed as described above.

Systematic Withdrawal Plan

         A  shareholder  may  establish  a  plan  for  redemptions  to  be  made automatically at regular intervals with payments sent directly to the shareholder or person(s) designated by the shareholder. To use this service, a shareholder must own shares of the Fund with an aggregate value of $5,000 or more. This plan is not available for shares for which certificates have been issued. Maintenance of such a plan concurrently with purchases of additional shares would not be advantageous to an investor because of the sales charge on such purchases. For further information, contact the Distributor or Authorized Dealer.

Reinstatement Privilege

         A shareholder who redeems Fund shares may, within 30 days after the date of redemption, reinstate any portion or all of a redemption in shares of the Fund, without incurring a sales charge, at the net asset value next determined after receipt by the Transfer Agent of a written request of reinstatement. This reinstatement privilege is available only once with respect to any one shareholder account. In order to receive the reinstatement privilege, shareholders must clearly state in writing contemporaneous with the purchase that they qualify for the privilege.

         Any gain recognized on a redemption is taxable despite the reinstatement in the Fund. Any loss realized as a result of a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired on reinstatement.

Involuntary Redemption

     Due to the high cost of maintaining accounts with low balances, the Fund reserves the right to redeem a shareholder's account involuntarily, other than a retirement plan account, at any time that the value of the account falls below $500 unless the decline is due solely to market activity. Shareholders will be notified in writing of such a planned involuntarily redemption and will be allowed 30 days to make additional purchases before the redemption is processed.


                           EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged for shares of the Daily Cash Accumulation Fund ("Money Market Fund") which is managed by Centennial Asset Management Corporation. Shares of the Money Market Fund purchased without a sales charge are not eligible to be exchanged at net asset value for shares of the Fund. However, shares of the Money Market Fund acquired by reinvestment of dividends or distributions may be exchanged at net asset value for shares of the Fund if the shares on which such dividends of distributions were paid are otherwise eligible for exchange at net asset value.

     An exchange may be made by either: (1) submitting an Exchange Authorization Form to SSI, signed by all registered owners, or (2) telephone exchange instructions to SSI by a shareholder or the representative of record for an account. The Fund may modify, suspend or discontinue these exchange privileges at any time on 60 days' notice, if such notice is required by Securities and Exchange Commission regulations. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk on behalf of 10 or more accounts. Telephone and written exchange requests must be received by SSI by 4:00 p.m., New York time, on a regular business day to be effective that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above or shares covered by a certificate that is not tendered with such request. Only the shares available for exchange without restriction will be exchanged.

     To place a telephone exchange request, call SSI at (800) 327-6143. Telephone exchange calls may be recorded by SSI. Telephone exchanges are subject to the rules described above. By exchanging shares by telephone, the shareholder is acknowledging receipt of a prospectus of the fund to which the exchange is made and, for full or partial exchanges, any special account features such as
Automatic Investment Plans, Systematic Withdrawal Plans and retirement plan contributions will be switched to the new account unless SSI is otherwise instructed. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until SSI receives written instructions from the shareholder(s) of record canceling such privileges. SSI and the Fund will not be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. SSI reserves the right to require shareholders to confirm in writing their election of telephone exchange privileges for an account. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. Certificated shares are not eligible for telephone exchange. If all telephone exchanges lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the day SSI receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Money Market Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by the Fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of redemption proceeds. The Fund in its discretion reserves the right to refuse any exchange request that will disadvantage it.

     The Money Market Fund has different investment objectives and policies from the Fund. For complete information, including any management fees and expenses, a prospectus of the Fund into which the exchange is being made should be read prior to an exchange. A $5 service charge will be assessed against the account to which an exchange is made, to defray administrative expenses. Dealers and brokers who process exchange orders on behalf of their customers may charge for their services. Those charges may be avoided by requesting the Fund directly to exchange shares. For federal tax purposes, an exchange is treated as a redemption and purchase of shares.


                            NET ASSET VALUE

         The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York time).

         The value of investments listed on a securities exchange or on the NASDAQ National Market System is based on the last sales price on that exchange or system prior to the time the Fund's assets are valued. In the absence of recorded sales, the average of readily available closing bid and asked prices on such exchanges or systems will be used. If an extraordinary event which is likely to affect the value of the security occurs after the close of an exchange or system on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by, and under the general supervision of, the Company's Board of Directors.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by appraisal at their value as determined in good faith by the Investment Manager under procedures established by the Board of Directors. The Fund may use a pricing service in the determination of its net asset value as approved by the Company's Board of Directors. Investments in debt securities having a maturity of 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase by the Fund was more than 60 days, unless the Board of Directors determines that this does not represent fair value.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The Fund intends to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders if it distributes each year at least 90% of its "investment company taxable income". All dividends out of net investment income and net short-term capital gains will be taxable as ordinary income to shareholders whether or not reinvested. Dividends out of net investment income are eligible for the 70% dividends-received deduction for corporate shareholders, to the extent the Fund's income is derived from certain dividends received from domestic corporations. Any net long-term capital gains distributed to shareholders will be taxable as such to shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares, and will not be eligible for the dividends-received deduction. The Fund intends to distribute annually to shareholders all of its "investment company taxable income", which includes dividends, interest and any net short-term capital gains in excess of net long-term losses. The Fund may also distribute from its capital surplus such amounts as the Board of Directors, from time to time, may determine. However, this may result in the unavailability of capital loss carry forward to offset current year gains. Therefore to the extent a return of capital is made in a year in which capital gains have been realized, a portion of such a return of capital may be taxable in the year received.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, income retained by the Fund that is subject to income tax will be considered to have been distributed by year-end. The Fund intends to meet these requirements. For purposes of the 4% excise tax and federal income tax purposes, dividends declared in October, November or December and payable to shareholders of record as of date in such a month will be treated as received by shareholders, and distributed by the Fund, on December 31 of such calendar year, if distributed by the following January 31.

         Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund has more than 50% of the value of its assets invested in stock or securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to treat foreign income taxes paid by it as paid directly by shareholders of the Fund. If the Fund makes this election, the amount of such foreign taxes will be included in the income of shareholders, and shareholders may claim either a credit or deduction for federal income tax purposes for such foreign taxes. The amount of taxes for which a shareholder can claim a credit in any year is subject to limitations set out in the Code. In particular, capital gains realized by the Fund on the sales of foreign securities will be considered, as passed through to shareholders, to be United States-source income, and, therefore, foreign taxes paid with respect to such gains may not be creditable.

         Any gain or loss realized upon a sale or exchange of shares of the Fund by a shareholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a sale of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of any net long-term capital gains distributions received by shareholder with respect to such shares. Additionally, any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

         Any dividends or capital gains distribution received by a shareholder will have the effect of reducing the net asset value of the shareholder's shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Investors should consider the tax implications of buying shares in the Fund just prior to a distribution, since the cost of shares purchased at that time may reflect the amount of the forthcoming distribution.

         Dividends of net investment income to a shareholder who as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or such lower rate as may be provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the foreign shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations, as the case may be. Distributions of net capital gains to a foreign shareholder, and gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund, will not be subject to U.S. tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of a foreign shareholder or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the U.S. for more than 182 days during the taxable year and certain other conditions are met. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value will not be subject to United States gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includable in his or her gross estate for Federal estate tax purposes (absent an applicable tax treaty).

         The Fund may be required to withhold U.S. federal income tax at the rate of 20% of all taxable distributions payable to shareholders, including nonresident alien individuals, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

     If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), the Fund will be subject to U.S. federal income tax, and an additional charge in the nature of interest in respect of deferred taxes, on a portion of any "excess distribution" from the PFIC or gain from the disposition of such shares even if the entire "excess distribution" or gain is distributed as a taxable dividend by the Fund to its shareholders. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing treatment, the Fund would be required to include in income each year a portion of ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

     Under the proposed Treasury regulations, the Fund can make a "mark-to-market" election, i.e., treat the shares of PFICs as sold on the last day of the Fund's taxable year, and thus avoid the special Federal income tax and interest charge. A special transition rule in the proposed regulations would require the Fund to mark-to-market all of its shares in PFICs on the first day of its taxable year for which the mark-to-market rules are in effect and pay a non-deductible interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains.

     Distributions will be paid in additional Fund shares based on the Fund's net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five business days prior to the record date to receive such distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's distributions. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.


                             PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (or decreased) over a specific period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. Total return does not take into account any federal or state income taxes that may be payable. Average annual total return takes into account any applicable initial or contingent deferred sales charges. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Performance Information" in the Statement of Additional Information.


                           DESCRIPTION OF COMMON STOCK

         The Company, incorporated in the State of Maryland on March 2, 1988, is authorized to issue 50 million shares of common stock, $0.01 par value (the "Common Stock"). Shares of the Fund, when issued, are fully paid, non assessable, fully transferable and redeemable at the option of the holder. See "Redemption of Shares". All Fund shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. Pursuant to the Company's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's Common Stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors. The Company will hold a special meeting of shareholder to elect Directors, approve the Management Agreement and Distribution Plan and ratify the selection of auditors. The Company does not intend to hold annual or other shareholder meetings, except to the extent required by the Investment Company Act of 1940, as amended, or other applicable law. When requested in writing to do so by holders of at least 10% of its shares, the Company shall call a meeting of shareholders to vote upon the removal of one or more of the Company's Directors and shall assist shareholder communications in such matter.


                              REPORTS TO SHAREHOLDERS

     The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in its annual reports will be audited by independent public accountants.

     Shareholder inquiries should be addressed to the Fund at the address and telephone number indicated on the cover page of this Prospectus.


                 CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman & Co. ("Brown Brothers" or the "Custodian"), located at 40 Water Street, Boston, Massachusetts 02109, serves as Custodian for the Fund's portfolio securities and cash. In that capacity, Brown Brothers maintains certain financial and accounting books and records pursuant to agreements with the Fund. The Custodian employs sub-custodians, who are approved by the Directors of the Company in accordance with regulations of the Securities and Exchange Commission, to provide custodial services for the Fund's foreign assets held outside of the United States. The Directors of the Company monitor the activities of the Custodian and sub-custodians. Transfer and dividend disbursing functions have been delegated to Shareholder Services, Inc., located at P.O. Box 300, Denver, Colorado 80201, which may be contacted by telephone at
(800) 327-6143.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager or the Distributor. This Prospectus does not constitute an offer by the Fund, the Investment Manager or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                                    Page



Expense Information..................................
Financial Highlights.................................
Investment Objective and Policies....................
Management of the Fund...............................
Purchase of Shares...................................
Redemption of Shares.................................
Exchange Privilege...................................
Net Asset Value......................................
Dividends, Distributions and Taxes...................
Performance Information..............................
Description of Common Stock..........................
Reports to Shareholders..............................
Custodian and Transfer and Dividend..................
Disbursing Agent.....................................

[Part B]
                              YAMAICHI GLOBAL FUND

                                 a portfolio of

                              YAMAICHI FUNDS, INC.

Statement of Additional Information, dated December 3, 1997

     Yamaichi Global Fund (the "Fund"), a portfolio of Yamaichi Funds, Inc. (the "Company"), is a mutual fund that seeks to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and the United States. The Company is an open-end, diversified management investment company or "mutual fund", which intends to offer investors the opportunity to invest in different portfolios with different investment objectives and policies. See "Investment Objective and Policies".

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1996, a copy of which may be obtained from the Fund at Two World Trade Center, New York, New York 10048.

                                 TABLE OF CONTENTS

                                                           Cross-reference
                                                           to page in Prospectus

Investment Objective and Policies                                         B-
Investment Restrictions                                                   B-
Directors and Officers                                                    B-
Investment Manager                                                        B-
Distributor                                                               B-
Net Asset Value                                                           B-
Portfolio Transactions and Brokerage                                      B-
Taxes                                                                     B-
Performance Information                                                   B-
Control Persons and Principal Holders of Securities                       B-
Custodian and Transfer and Dividend Disbursing Agent                      B-
Independent Accountants                                                   B-
Financial Statements                                                      B-
Report of Independent Accountants                                         B-

                         INVESTMENT OBJECTIVE AND POLICIES

     The Fund's objective is to obtain long-term growth of capital primarily through investment in equity securities of companies in foreign countries and the United States. Any income achieved is incidental to the Fund's objective of long-term growth of capital. There can be no assurance that the Fund will be able to achieve its investment objective.

     The Fund will seek to achieve its objective through investments in a diversified portfolio of securities which will consist primarily of equity securities for which market quotations are readily available. For purposes of this Statement of Additional Information, "equity securities" include all types of common stock, debt instruments and preferred stock convertible into common stock, warrants, units of various types of securities including warrants, and similar types of securities which have market characteristics equivalent to common stock. The Investment Manager (as defined below) may determine from time to time that the long-term capital appreciation of debt securities may equal or exceed the return on equity securities. In circumstances where the Investment Manager believes that equity markets generally are overpriced and investments in short-term fixed income securities are desirable to preserve capital, the Fund may, for temporary defensive purposes, invest a portion or all of its portfolio in such securities.

     Although the Fund is not required to maintain any particular geographic or currency mix of its investments, it presently expects to invest in equity securities of companies whose common stock is traded on foreign and United States securities markets. The total value of equity securities traded on the securities markets of various countries reflects the relative size of the investment opportunities in those countries. The Fund will normally invest the majority of its assets in equity securities whose principal trading markets are those nations which make up the top twenty equity markets in terms of stock market capitalization, although securities traded on less developed markets may present favorable opportunities for investment by the Fund.

     The Fund has no fixed policy with respect to portfolio turnover; however, it is anticipated that the Fund's annual portfolio turnover rate will not exceed 100% in normal circumstances. For a further description of the Fund's investment objective and policies, see "Investment Objective and Policies" in the Prospectus.

Forward Foreign Currency Exchange Contracts

     Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in foreign currency bank deposits during the completion of investment programs, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

         The Fund may enter into forward foreign currency exchange contracts under several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Fund's management believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date on which it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 15% of the value of its total assets committed to the consummation of such contracts. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect of currency parities will be incorporated into the Fund's long-term investment decisions regarding its overall portfolio diversification strategies. However, the Fund's management believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be so served. The Fund's Custodian (as defined below) will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into to protect the value of its portfolio securities, as previously described. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (i.e., the "spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements

     The Fund may on occasion enter into repurchase agreements wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price will be in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. It is expected that repurchase agreements will be used for liquidity purposes to meet redemption requests and for the pending reinvestment of funds in equity or other long-term securities.

Lending of Portfolio Securities

     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. The Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund may not lend more than 10% of the value of its total assets. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

         The Fund may not:

                  1. Purchase securities on margin (but the Fund may obtain such
         short-term   credits  as  may  be  necessary   for  the   clearance  of
         transactions).

                  2. Make short sales of securities (other than short sales against the box) or maintain a short position.

                  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

                  4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry.

                  5. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or in equity securities for which market quotations are not readily available.

                  7. Invest in securities of any issuer if, to the knowledge of the Company, any Officer or Director of the Company or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Officers and Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  8. Buy or sell commodities or commodity contracts or futures contracts (except futures contracts on currency) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract.)

                  9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  10. Make investments for the purpose of exercising control or management.

                  11. Invest more than 5% of its total assets in securities that are subject to restrictions on resale because such securities have not been registered under the Securities Act of 1933, as amended. This restriction will not apply to securities that are readily marketable in securities markets outside the United States.

                  12. Participate on a joint and several basis in any trading account in securities.

                  13. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger or consolidation.

                  14. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

                  15. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with securities of the type described in Investment Restriction 11 and other illiquid assets being limited to 10% of the Fund's total assets) and (ii) loans of portfolio securities (limited to 10% of the Fund's total assets).

                  16. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants. Investment in warrants which are not listed on the New York or American Stock Exchange will be limited to 2% of total assets (taken at current value).

                  17. Write, purchase or sell puts or calls on securities or combinations thereof. The Fund may purchase puts or calls on foreign currencies.

An investment that complies with the foregoing restrictions at the time of investment will not subsequently fail to comply as a result of a change in value of such investment.

                                DIRECTORS AND OFFICERS


Gerald E. Bisbee, Jr., Ph.D., Director, 73 Grove Street, New Canaan, Connecticut. Dr. Bisbee has been Chairman and Chief Executive Officer of Apache Medical Systems, Inc. since December, 1989. Prior to that he was the Chairman and Chief Executive Officer of Hanger Orthopedic Group and its predecessors since November 1987; he formerly was a Vice President of Kidder, Peabody & Co., and Co-Director of the investment banking health care group; he joined Kidder, Peabody & Co. in 1984 as a securities analyst.

F. Wood Fischer, Director, Private Investor since 1990. Prior to that he was associated with Goldman, Sachs & Co. since prior to 1990.

Harold J. Morowitz, Director, Professor at George Mason University, with which he has been associated since prior to 1990. He was previously a Professor of Molecular Biophysics and Biochemistry at Yale University.

Robert M. Solow, Director, Massachusetts Institute of Technology, Cambridge, Massachusetts. Dr. Solow is an Institute Professor in the Department of Economics at Massachusetts Institute of Technology, with which he has been associated since 1950. Dr. Solow was awarded the Alfred Nobel Memorial Prize in Economic Science in 1987.

Edward S. Burke, President and Treasurer, Two World Trade Center, New York, New York. Mr. Burke has been a Vice President of Yamaichi Capital Management, Inc. since Novemeber, 1989. Prior to that he was associated with SLH Asset Management and its predecessor firms since prior to 1985.

Kazuya Ishibashi, Secretary, Two World Trade Center, New York, New York. Mr Chua has been associated with Yamaichi Capital Management, Inc. since 1994. Prior to that he was employed by Yamaichi International Capital management Co., Ltd.

         The Officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Investment Manager" and "Distributor", review such actions and decide on general policy.

         The Company pays each of its Directors who is not an affiliated person of the Investment Manager or the Distributor, in addition to certain out-of-pocket expenses, an annual fee of $5000, plus $500 for each Directors' meeting and committee meeting attended.

                              INVESTMENT MANAGER

         The Fund's investment adviser and manager is Yamaichi Capital Management, Inc. ("YCM" or the "Investment Manager"), located at Two World Trade Center, New York, New York 10048. The services it provides to the Fund are discussed in the Prospectus under "Management of the Fund -- Investment Manager".

         For its services, the Investment Manager receives, pursuant to a Management Agreement (the "Management Agreement"), a fee at an annual rate of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. For the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid the Investment Manager $ 275,863, $200,184 and $160,502, respectively, for its services performed under the Management Agreement.

     The Management Agreement provides that the Investment Manager shall not be liable to the Fund for any act or omission by the Investment Manager or for any loss sustained by the Fund or its shareholders except in the case of the Investment Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duty. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement, which became effective on June 10, 1988, shall continue in effect for a period of not more than two years and thereafter from year to year only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940, as amended (the "1940 Act"). The Management Agreement was initially approved by the Company's Board of Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, at the organizational meeting of the Company on June 7, 1988. It was also approved by the sole shareholder of the Fund on such date. The Management Agreement was approved by the shareholders of the Fund at their first meeting held on December 20, 1989 and was most recently approved for the period ending June 9, 1998 by the Company's Board of Directors, including all of the Directors who are not interested persons as defined in the 1940 Act, on June 10, 1997.

                                 DISTRIBUTOR

     Yamaichi International (America), Inc. ("YIA" or the "Distributor"), Two World Trade Center, New York, New York 10048, has entered into agreements with the Fund under which YIA acts as Distributor for the Fund. YIA executes orders on behalf of investment companies for the purchase and sale of their securities and sells securities to such companies as a broker or dealer in securities.

     YIA acts as Distributor of the Fund's shares pursuant to the Distribution Agreement with the Fund (the "Distribution Agreement"). In view of the fact that Yamaichi Securities has announced that it would cease operations and close its overseas subsidiaries, the Fund's Board of Directors will be taking action to appoint a new distributor for the Fund.

     The Distributor and other broker-dealers pay commissions to salesmen as well as paying the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Fund shares. The Fund has adopted a Plan of Distribution under Rule 12b-1 (the "12b-1 Plan") under the 1940 Act pursuant to which the Investment Manager may make certain payments (from its own resources which may include fees recieved from the Fund) to the Distributor and provide reimbursement in respect of payments made by the Distributor to other dealers and certain of its expenses in connection with the sale of the Fund's shares. Direct "trail" payments which may be made by the Investment Manager to the Distributor under the Plan, as opposed to reimbursement made in respect of actual payments and expenses incurred by the Distributor in connection with its activities under the Plan, are currently based on the value of assets of the Distributor's clients that have been in the Fund more than one year and are subject to the following limits: .20 of 1% of the average daily value on an annual basis of such assets up to and including $110 million and .30 of 1% of the average daily value on an annual basis of such assets in excess of $110 million. The 12b-1 Plan in its present form does not provide for any payments by the Fund and is essentially "defensive" in nature.

     Pursuant to Rule 12b-1, the 12b-1 Plan was initially approved on June 7, 1988 by the Fund's sole shareholder and by a vote of the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan. Continuance of the Plan for the fiscal period ending December 31, 1989 was approved by a vote of the Board of Directors of the Company, including a majority of the disinterested Directors, at a meeting held on December 14, 1988.

     Subsequently, at a meeting held on April 12, 1989, amendments to the Plan, as well as the Distribution Plan Agreement adopted in connection therewith, were amended to shift the annual expiration date from the end of the Fund's fiscal year to June 9 in each year. The purpose of this was to permit the Board of Directors to consider the Plan and the Management Agreement at the same time each year. Said amendments, as well as the continuation of the Plan until June 9, 1990, were approved by the vote of the Board of Directors of the Company, including a majority of the disinterested Directors, at the April 12, 1989 meeting. At a special meeting of the Board of Directors held on May 9, 1989, additional amendments to the Plan were approved, and reccommended to the shareholders for their approval, by the Board of Directors, including all of the disinterested Directors voting separately, which provided for direct payments to the Distributor in accordance with the terms described above and a reduction in the maximum amount payable under the Plan from .50 of 1% of the Fund's annual average daily net assets to .40 of 1%. The Plan and the aforementioned amendments were approved by the shareholders at their first meeting held on December 20, 1989.

     At their meeting held on April 21, 1992 the Board of Directors considered the approval of the continuance of the Plan and related agreements in accordance with the requirements of the 1940 Act, for the period ending June 9, 1993. At that time the Board also considered a proposal to amend the Plan to cease direct payments thereunder by the Fund and only retain those portions of the Plan that permit the Investment Manager to make payments from its own resources, which may include the management fee it receives from the Fund, for the purposes contemplated by the Plan. The Board of Directors, including the disinterested Directors voting separately, most recently approved the continuance of the Plan and related agreements in the form previously amended at its June 7, 1995 meeting.

     In the Distribution Agreement, the Fund has agreed to indemnify YIA to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

     Pursuant to the 12b-1 Plan, the Distributor shall provide the Company, for review by the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 1994 no payments were made under the Plan.

     While the beneficial effect the Plan is believed to have had with respect to the operation of the Fund cannot be precisely quantified, management feels that the Fund's maintenance of adequate assets during its first two and one-half years of operations, with corresponding economies of scale and savings to shareholders, is directly related to the incentives provided to the Distributor by the Plan.

     Under its terms, the 12b-1 Plan will remain in effect until June 9, 1993 and thereafter may continue in effect for successive fiscal years if approved annually by a vote of the Directors in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, (1) by vote of the majority of the entire Board of Directors of the Company, (2) by vote of a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan, or (3) by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). So long as the 12b-1 Plan is in effect, the selection and nomination of Directors who are not interested persons of the Company shall be committed to the discretion of the Directors who are not interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. In the Directors' quarterly review of the 12b-1 Plan, they will consider its continued appropriateness and the level of payments.

     The Distribution Agreement between the Fund and YIA was approved by the Board of Directors, including all of the Directors who are not interested persons under the 1940 Act, on June 7, 1988. Its continuance for the fiscal year ending December 31, 1989 was approved in the same manner at a meeting of the Board of Directors held on December 14, 1988. As was the case with the Plan and the Distribution Plan Agreement, an amendment to the Distribution Agreement was proposed at the April 12, 1989 meeting of the Board of Directors that would shift the expiration date to June 9 in each year. This amendment, along with the continuance of the Distribution Agreement until June 9, 1990, was approved by the Board of Directors, including a majority of the disinterested Directors, at said meeting. The continuance of the Distribution Agreement was most recently approved at the meeting of the Board of Directors held on June 10, 1997 and it shall continue in effect from year to year only so long as such continuance is specifically approved by the Board at least annually in conformity with the 1940 Act. The Distribution Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon 60 days' written notice.

                                  NET ASSET VALUE

     The net asset value per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents using the prevailing market rate last quoted by the Custodian, as of 11:00 a.m., New York time. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of the close of trading on the New York Stock Exchange (which is currently 4:00 p.m., New York time) on each day that the Exchange is open. Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange.

     The value of an investment listed on a securities exchange or on the NASDAQ National Market System is based on its last sale price on that exchange prior to the time the Fund's assets are valued. In the absence of recorded sales, the average of readily available closing bid and asked prices on such exchanges will be used. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at its fair value as determined in good faith by the Investment Manager under procedures established by and under the general supervision of the Company's Board of Directors.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Investment Manager under the procedures described above. Investments in debt securities having a maturity of 60 days or less are valued at amortized cost, if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase by the Fund was more than 60 days, unless the Board of Directors determines that this does not represent fair value. The Fund will compute its net asset value on days the New York Stock Exchange is open for trading, except on days in which no orders to purchase, sell or redeem Fund shares have been received, or in which changes in the value of the Fund's portfolio securities do not affect its net asset value.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     YCM is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect these transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, YIA.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without stated commissions, although the price of the securities usually includes profits to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes compensation to the underwriter, generally referred to as the underwriter's "concession" or "discount". On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with YIA in any transaction in which YIA acts as principal. Thus it will not deal in over-the-counter securities with YIA acting as market maker, and it will not execute a negotiated trade with YIA if execution involves YIA's acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, YCM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that YCM will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While YCM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, YCM will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, YCM or YCM's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by YCM in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts and the services furnished by such brokers may be used by YCM in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based upon the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. YCM is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than YIA in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among, and the rates of commissions paid to, brokers are reviewed periodically by the Company's Board of Directors. During the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996 the Fund paid brokerage commissions totalling $172,394, $64,915 and $69,755, respectively, to brokers providing specifically identified research services.


         Subject to the above considerations, YCM may use YIA as a principal broker for the Fund. In order for YIA to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by YIA must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow YIA to receive no more than the remuneration which an unaffiliated broker would be expected to receive in a commensurate arm's-length transaction. Furthermore, the Company's Board of Directors, including a majority of the Directors who are not "interested" Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to YIA are consistent with the foregoing standard. Brokerage transactions with YIA are also subject to such fiduciary standards as may be imposed upon YIA by applicable law.


     During the fiscal year ended December 31, 1996, the Fund paid no brokerage commissions to the Distributor, Yamaichi International (America), Inc.

                                 TAXES

     The Fund intends to qualify as a regulated investment company under the requirements of the Internal Revenue Code for each taxable year. In order to qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S.
Government securities). These requirements may limit the Fund's ability to invest in certain types of assets.

     Gains or losses on sales of stock or securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

                             PERFORMANCE INFORMATION

     The Fund may from time to time advertise its total return. The average annual total return for shares of the Fund for the one year and five year periods ended June 30, 1997 was 21.06 % and 14.40%, respectively. These amounts are computed by assuming a hypothetical initial payment of $1,000. It was assumed that all of the dividends and distributions paid by the Fund over the relevant time periods were reinvested on ex-dividend date. It was then assumed that at the end of each relevant period, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial payment to change to the amount which would have been recieved upon redemption. Total return does not take into account any federal or state income taxes that may be payable. See "Performance Information" in the Prospectus.

         Total return is calculated as follows:


                             \ n  /------------------
                              \  /  ERV = P(1 + T)
                               \/

Where: P = a hypothetical initial payment of $1,000
           T = average annual total return.
       n = number of years
     ERV = ending redeemable value of the initial payment.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information about persons beneficially owning 5% or more of the shares of the Fund's Common Stock outstanding as of April 29, 1996:

Name and Address                           # of Shares                Percent
----------------                           -----------                -------
The Yasuda Mutual Life Insurance Co.       1,081,486                  %91.77
International Investment Department
9-1  1-Chome Nishi-Shinjuku-ku
Sinjuku-ku, Tokyo 160-92  Japan


                CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         Brown Brothers Harriman & Co. (the "Custodian") serves as Custodian for the Fund's portfolio securities and cash. In that capacity it maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer and Dividend Disbursing functions have been delegated to and are performed by Shareholder Services, Inc., P.O. Box 5743, Denver Colorado 80201.

                          INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand LLP, 1 Post Office Square, Boston, Massachusetts 02109, serves as the Fund's independent public accountants, and in that capacity will audit the Fund's annual financial statements.

                                OTHER INFORMATION
                                    [PART C]

Item 24.          Financial Statements and Exhibits.

         (a)      Financial Statements:

         The following financial statement is included in the Prospectus constituting Part A of this Registration Statement.

                  Financial Highlights:

         The following financial statements are included in the Statement of Additional Information constituting
         Part B of this Registration Statement.

                  Report of Independent Accountants.

                  Portfolio of Investments
                  December 31, 1996

                  Statement of Assets and Liabilities
                  December 31, 1996

                  Statement of Operations
                  January 1, 1996 through December 31, 1996

                  Statement of Changes in Net Assets
                  Fiscal years ended December 31, 1995 and
                  December 31, 1996

                  Notes to Financial Statements
                  December 31, 1996

         (b)      Exhibits:

                  Exhibit
                  Number                       Description

                    1(a)             -- Articles of Incorporation.*
                    1(b)             -- Articles of Amendment.*
                    2                -- By-laws.*

                    4                -- Specimen Certificate for Shares
                                              of Common Stock.*
                    5                -- Management Agreement.*
                    6(a)             -- Distribution Agreement.*
                    6(b)             -- Selected Dealers Agreement.*
                    8                -- Custodian Agreement.*
                    9                -- Transfer and Dividend
                                              Disbursement Agency Agreement
                   10                -- Opinion of Sullivan & Cromwell.*
                   11                -- Consent of Independent Accountants.
                   13                -- Purchase Agreement.*
                   15(a)             -- Plan of Distribution under Rule 12b-1.*
                   15(b)             -- Distribution Plan Agreement.*
                   16                -- Performance Quotation Computation

                  Other Exhibit    -- Power of Attorney of Gerald E. Bisbee, Jr.
                                       and Robert M. Solow*
----------------------
*  Previously filed.

Item 25.          Persons Controlled by or under Common Control with
                  Registrant.

                  None.

Item 26.          Number of Holders of Securities.

         Title of Class                             Number of Holders

         Common Stock                                  40
       Yamaichi Global Fund
    par value $0.01 per share.


Item 27.          Indemnification.

                  As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VIII of the Fund's Articles of Incorporation (Exhibit 1 to the Registration Statement), Officers, Directors, employees and agents of the Fund may be indemnified against certain liabilities in connection with the Fund, and pursuant to Section 5 of the Distribution Agreement (Exhibit 6 (a) to the Registration Statement), Yamaichi International (America), Inc., as Distributor of the Fund, may be indemnified against certain liabilities which it may incur. Such Article VIII of the Articles of Incorporation and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Directors, Officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, Officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.   Business and Other Connections of Investment
           Manager.

           See "Investment Manager" in the Statement of Additional Information.

     The business and other connections of the Officers and Directors of Yamaichi Capital Management, Inc. ("YCM") are as follows:

Name and Address                  Position with Fund      Business Position

Yoichi Kataoka                         None               Chairman, President
Two World Trade Center                                    and Director of YCM.
New York, New York

Hiroo Takaishi
1-14-8 Ningyo-cho,                     None               Director.
Nihonbashi, Chuo-ku
Tokyo 103 Japan

Edward S. Burke                                           Senior Vice President
Two World Trade Center               President            of YCM.
New York, New York

---------------------------
* "Interested" director, as defined in the Investment Company
          Act of 1940, as amended.


Item 29.          Principal Underwriters.

         (a)      Not applicable.

         (b) Directors and Executive Officers and of Yamaichi International (America), Inc. ("YIA"), the Distributor.

                      Position
Name                  with Fund                  YIA  Title

David F. Sexton        Director         Vice Chairman and Director of YIA.

Isamu Ogasawara          None           Vice Chairman and Director of YIA.

       Aiba              None                   President, Chief
                                             Executive Officer
                                             and Director of YIA.

Yoshio Yokota            None                   Director of YIA.

Tsugio Yukihira          None                   Director of YIA.

Hitoshi Ishihara       Director                 Director of YIA.

         The address of all the Directors and Officers of YIA (as listed above in Item 29) is Two World Trade Center, New York, New York, except for Messrs. Yokota and Ishihara whose address is 4-1, Yaesu 2-chome, Chuo-ku, Tokyo 104 Japan.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30.          Location of Accounts and Records.

                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of: Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; and the Fund, Two World Trade Center, New York, New York 10048. Accounts, books and other documents required by pertinent provisions of Section 31(a) of the 1940 Act and the Rules thereunder will be kept at the offices of the Fund. Item 31. Management Services.

                  Other than as set forth under the captions "Management of the Fund -- Investment Manager" and "Management of the Fund -- Distributor" in the Prospectus constituting Part A of the Registration Statement and "Investment Manager" and "Distributor" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.

                  The undersigned Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 3rd day of December, 1997.

                                            YAMAICHI FUNDS, INC.


                                            by    /s/Edward S. Burke
                                                  -----------------------------
                                                     Edward S. Burke, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                  Title                       Date

/s/Edward S. Burke
-------------------------                   President  and     December 3, 1997
   Edward S. Burke                          Treasurer

/s/Kazua Ishibashi
-------------------------                   Secretary          December 3, 1997
     Kazuya Ishibashi

/s/Edward S. Burke
-------------------------                   Director           December 3, 1997
   Gerald E. Bisbee, Jr.
   by: Edward S. Burke, Attorney in Fact

/s/Edward S. Burke
-------------------------                    Director          December 3, 1997
   F. Wood Fischer
   by: Edward S. Burke, Attorney in Fact

/s/Edward S. Burke
-------------------------                    Director          December 3, 1997
   Harold J. Morowitz
   by: Edward S. Burke, Attorney in Fact

/s/Edward S. Burke
-------------------------                    Director          December 3, 1997
   Robert M. Solow
   by: Edward S. Burke, Attorney in Fact

                        YAMAICHI CAPITAL MANAGEMENT, INC.
                       TWO WORLD TRADE CENTER, SUITE 9828
                            NEW YORK, NEW YORK 10048


                                                       December 3, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   YAMAICHI FUNDS, INC.
      Filing of Post-Effective Amendment to Registration Statement on Form N-1A File No. 33-20478


Commissioners:

     I am President of the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No. 11 the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

     Pursuant to paragraph (b)(4) of the Rule, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.


                                                  Very truly yours,

                                                 /s/Edward S. Burke
                                                ---------------------

                                INDEX TO EXHIBITS




Exhibit
Number                              Description

11                                  Consent of Independent
                                    Accountants